PROJECT PROFILE
Eleven Eleven Sutter Street Apartments San Francisco, CA

PROJECT DESCRIPTION

The AFL-CIO Housing Investment Trust (HIT) is helping to finance the $220.2 million new construction of the Eleven Eleven Sutter Street in San Francisco, CA. The transformative mixed-income project on Sutter Street will bring a total of 303 new homes to the Lower Nob Hill neighborhood, combining Sutter Market, a 201-unit market-rate community, with Sutter Affordable, which will offer 102 income-restricted affordable units. Together, they will occupy a single, shared building that replaces an aging vacant funeral home and revitalizes an existing public parking garage, which will be rehabilitated for both public and resident use.

Sutter Market and Sutter Affordable residents share access to premium amenities including a rooftop terrace, indoor-outdoor fitness center, coworking spaces, lounge areas, dog terrace, bike storage, and EV charging. The property also features on-site retail and a child-care center.

HITROLE	As part of its Bay Area Initiative, the HIT will invest a total amount of $183.9 million in the following assets: $124.9 million in GNMA CLCs/PLC for the Market Rate Condominium, $17 million in GNMA CLCs/PLC for the Affordable Condominium, and $41.9 million in a direct tax credit equity bridge loan. The HIT's total commitment marks the largest investment in any project in its history.
SOCIAL IMPACT	Sutter Affordable will feature a diverse mix of studio to four-bedroom apartments, all reserved for households earning between 30% and 70% of the Area Median Income (AMI), averaging 50% AMI. Supported by the California Tax Credit Allocation Committee (LIHTC), CalHFA, and the City of San Francisco, the project offers affordable rents averaging 60% below nearby market rates. The Project will be seeking a LEED Gold certification and has received a design phase Energy Star score of 100.

ECONOMIC IMPACT OF INVESTMENT*

HIT Investment $183.9 Million	Total Development Cost $220.2 Million	303 Units (102 Affordable)	1,153,192 Hours of Union Construction Work Generated	$58.9 Million Tax revenue generated	$367.1 Million Total economic

*Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. The data is current as of September 30, 2025. Economic impact data is in 2025 dollars and all other figures are nominal.

PROJECT PROFILE | Eleven Eleven Sutter Street Apartments – San Francisco, CA

“The HIT’s investment in Sutter Street Apartments is a commitment to create hope for families and working class individuals that don’t have the opportunity to live where they work. It’s a commitment to create career-sustaining job opportunities for the women and men that represent our city. It is a commitment to making bold actions that reimagine how our pension funds finance and build up San Francisco’s skyline. This project is an example of the cooperation and investment the city needs to meet our housing crisis head on, and it’s our hands and our capital getting it done.”

- Rudy Gonzalez, Secretary-Treasurer San Francisco Building & Construction Trades Council

ABOUT THE HIT	The AFL-CIO Housing Investment Trust (HIT) is a fixed-income investment company registered with the Securities and Exchange Commission. Its investors include union and public employee pension plans and labor organizations. The HIT invests primarily in government and agency insured and guaranteed multifamily mortgage-backed securities. The HIT is one of the earliest practitioners of socially responsible impact investing, with a track record of nearly 40 years that demonstrates the added value derived from union-friendly investments. The investment objective of the HIT is to provide competitive returns for its investors and to promote the collateral objectives of constructing affordable housing and generating employment for union members in the construction trades and related industries. More information is available on the HIT’s website, www.aflcio-hit.com.

This document provides information about a project or projects financed by the HIT which may or may not be reflective of other financed projects or refer to an asset currently held in the HIT’s portfolio. Investors should consider the HIT’s investment objectives, risks, charges, and expenses carefully before investing. This and other information is contained in HIT’s prospectus, available at aflciohit.com or by calling 202-331-8055. The prospectus should be read carefully before investing.

9/2025

1227 25th Street, NW Suite 500 | Washington, DC 20037 | 202.331.8055 www.aflcio-hit.com